Ivy Funds

Supplement dated December 3, 2018 to the

Ivy Funds Prospectus

dated October 31, 2018

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy Accumulative Fund on page 6:

Portfolio Managers

Gustaf C. Zinn, Senior Vice President of IICO, and John Bichelmeyer, Vice President of IICO, have managed the Fund since December 2018.

Effective immediately, the following replaces the “The Management of the Funds — Portfolio Management — Ivy Accumulative Fund” section on page 26:

Ivy Accumulative Fund: Gustaf C. Zinn and John Bichelmeyer are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Zinn has held his Fund responsibilities since December 2018. He is Senior Vice President of IICO and Vice President of the Trust. Mr. Zinn has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO since July 2003, in addition to his duties as a research analyst. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. Mr. Zinn is a Chartered Financial Analyst.

Mr. Bichelmeyer has held his Fund responsibilities since December 2018. He is Vice President of IICO and Vice President of the Trust. Mr. Bichelmeyer joined IICO in May 2015 as a portfolio manager. Prior to joining IICO, he had served as a portfolio manager for Kornitzer Capital Management, Inc. since 2007. He earned a BS in Finance from Creighton University. Mr. Bichelmeyer is a Chartered Financial Analyst.

Supplement	Prospectus	1